SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of Earliest event Reported):
                        March 22, 2005 (March 22, 2005)

                               WINWIN GAMING, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                        0-21566                84-1219819
-------------------------------   ------------------------   -------------------
(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
 Incorporation or Organization)                              Identification No.)

              8687 West Sahara, Suite 201, Las Vegas, Nevada 89117
              ----------------------------------------------------
                     Address of Principal Executive Offices
                                    Zip Code

                                 (702) 212-4530
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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

Item 1.01. Entry Into a Material Definitive Agreement.

      On March 22, 2005, WinWin Gaming, Inc. (the "Company") entered into a Loan and Security Agreement (the "Loan Agreement") with Pixiem, Inc. ("Pixiem"). Pursuant to the Loan Agreement, the Company agreed to lend to Pixiem up to $650,000 over a three month period. Pixiem is obligated under the Loan Agreement to pay interest at a rate of 12% on all outstanding advances and at a rate of 15% after default.

      The minimum amount of each advance under the Loan Agreement is $50,000 and the maximum amount is $500,000 per thirty (30) day period. When re-paid, the advances may not be re-borrowed. The proceeds of the advances will be used for working capital and general corporate expenditures that are reasonably approved in writing by the Company in advance.

      Pixiem granted the Company a security interest in all of Pixiem's assets as collateral for amounts due or to become due to the Company under the Loan Agreement. In addition, the major stockholders of Pixiem guaranteed the loan on a nonrecourse basis and pledged their equity in Pixiem to WinWin as collateral security for such guaranty pursuant to a Guarantee and Pledge Agreement (the "Guarantee Agreement").

      The Loan Agreement and the Guarantee Agreement are filed as exhibits to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

      (c)   Exhibits.

Exhibit 10.1 - Loan and Security Agreement, dated March 22, 2005, among the Lender and Pixiem.

Exhibit 10.2 - Guarantee and Pledge Agreement, among the Lender and Hongsuk Lee, Sung Bom Lee and Benjamin F. Davis III.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 25, 2005

                                        WINWIN GAMING, INC.


                                        By: /s/ Larry Goldman
                                           -------------------------------------
                                           Larry Goldman,
                                           Chief Financial Officer


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                                  EXHIBIT INDEX

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Exhibit Number                       Exhibit Description
--------------------------------------------------------------------------------
Exhibit 10.1 Loan and Security Agreement, dated March 22, 2005, among the Lender and Pixiem.
--------------------------------------------------------------------------------
Exhibit 10.2 Guarantee and Pledge Agreement, among the Lender and Hongsuk Lee, Sung Bom Lee and Benjamin F. Davis III.
--------------------------------------------------------------------------------


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